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                                                                 EXHIBIT 10.13.a
                         SUBSIDIARY GUARANTY SUPPLEMENT

To the Holders of the 6.54% Senior Notes due March 15, 2010 of Granite Construction Incorporated
  (the "Company")

Ladies and Gentlemen:

       WHEREAS, in order to refinance existing indebtedness and for general corporate purposes, the Company issued its 6.54% Senior Notes due March 15, 2010 in the aggregate principal amount of $60,000,000 (the "Notes") pursuant to that certain Note Purchase Agreement dated as of May 1, 2001 (as amended to the date hereof, the "Note Agreement") between the Company and each of the purchasers named on Schedule A attached to said Note Agreement (the "Initial Note Purchasers").

       WHEREAS, as a condition precedent to their purchase of the Notes, the Initial Note Purchasers required that certain from time to time subsidiaries of the Company enter into a Subsidiary Guaranty Agreement as security for the Notes (the "Subsidiary Guaranty").

       Pursuant to Section 9.6(a)(l) of the Note Agreement, the Company has agreed to cause the undersigned, Granite Halmar Construction Company, Inc., a corporation organized under the laws of New York (the "Additional Guarantor"), to join in the Subsidiary Guaranty. In accordance with the requirements of the Subsidiary Guaranty, the Additional Guarantor desires to amend the definition of Guarantor (as the same may have been heretofore amended) set forth in the Subsidiary Guaranty attached hereto so that at all times from and after the date hereof, the Additional Guarantor shall be jointly and severally liable as set forth in the Subsidiary Guaranty for the obligations of the Company under the Note Agreement and Notes to the extent and in the manner set forth in the Subsidiary Guaranty.

       The undersigned is the duly elected _Vice President______ of the Additional Guarantor, a subsidiary of the Company, and is duly authorized to execute and deliver this Guaranty Supplement to each of you. The execution by the undersigned of this Guaranty Supplement shall evidence its consent to and acknowledgment and approval of the terms set forth herein and in the Subsidiary Guaranty and by such execution the Additional Guarantor shall be deemed to have made in favor of the Holders the representations and warranties set forth in
Section 5 of the Subsidiary Guaranty.

       Upon execution of this Subsidiary Guaranty Supplement, the Subsidiary Guaranty shall be deemed to be amended as set forth above. Except as amended herein, the terms and provisions of the Subsidiary Guaranty are hereby ratified, confirmed and approved in all respects.


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       Any and all notices, requests, certificates and other instruments
(including the Notes) may refer to the Subsidiary Guaranty without making specific reference to this Subsidiary Guaranty Supplement, but nevertheless all such references shall be deemed to include this Subsidiary Guaranty Supplement unless the context shall otherwise require.

       Dated: November 15__, 2001.




                                       GRANITE HALMAR CONSTRUCTION COMPANY, INC.



                                       By  /s/ R.C. Allbritton
                                         ---------------------------------
                                           Its  R.C. Allbritton
                                              Vice President



                                           /s/ James H. Roberts
                                         ---------------------------------
                                           Its  James H. Roberts
                                              Vice President


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The undersigned Guarantors hereby acknowledge and agree to the foregoing and hereby ratify and re-affirm the Guaranty Agreement.

                                        GRANITE CONSTRUCTION COMPANY



                                        By    /s/ R.C. Allbritton
                                          ---------------------------------
                                            Its  R. C. Allbritton
                                              Vice President


                                              /s/ James H. Roberts
                                          ---------------------------------
                                            Its  James H. Roberts
                                              Vice President


                                        GRANITE LAND COMPANY



                                        By    /s/ R.C. Allbritton
                                          ---------------------------------
                                            Its  R.C. Allbritton
                                               Vice President


                                              /s/ James H. Roberts
                                          ---------------------------------
                                            Its  James H. Roberts
                                               Vice President


                                        INTERMOUNTAIN SLURRY SEAL, INC.




                                        By    /s/ Michael L. Thomas
                                          ---------------------------------
                                            Its  Michael L. Thomas
                                               President


                                        POZZOLAN  PRODUCTS COMPANY



                                        By    /s/ Michael L. Thomas
                                          ---------------------------------
                                            Its  Michael L. Thomas
                                               President


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                                        GILC, L.P.

                                        By: GILC Incorporated, its sole General
                                            Partner




                                        By    /s/ R.C. Allbritton
                                          ---------------------------------
                                            Its  R.C. Allbritton
                                               Vice President



                                              /s/ Michael Futch
                                          ---------------------------------
                                            Its  Michael Futch
                                               Secretary


                                        G.G.&R., INC.




                                        By    /s/ Michael Futch
                                          ---------------------------------
                                            Its  Michael Futch
                                               Secretary



                                          ---------------------------------
                                            Its

                                        GRANITE HALMAR CONSTRUCTION
                                          COMPANY, INC.




                                        By    /s/ R.C. Allbritton
                                          ---------------------------------
                                            Its  R.C. Allbritton
                                               Vice President



                                              /s/ James H. Roberts
                                         ---------------------------------
                                            Its  James H. Roberts
                                               Vice President